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EXHIBIT 32.2

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350

The undersigned hereby certifies that the Form 10-K Annual

Report of Quaker Chemical Corporation (the “Company”)

for the
annual period ended December 31, 2020 filed with the Securities and

Exchange Commission (the “Report”) fully complies with the
requirements of Section 13(a) or 15(d) of the Securities Exchange

Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition

and results of operations of the Company.

Dated: March 1, 2021

/s/

MARY DEAN HALL
Mary Dean Hall
Chief Financial Officer of Quaker Chemical Corporation